UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 16, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 11,348,742 (83.31%) of the Company’s issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class F common stock, par value $0.0001 per share (the “Class F common stock”), held of record as of October 19, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Legacy’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Special Meeting were as follows:

1.	To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended by that amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation of Legacy Acquisition Corp., dated September 4, 2020, to extend (the “Extension”) the date by which the Company has to consummate a business combination from November 20, 2020 to December 31, 2020 (the “Charter Amendment”).

Votes For	Votes Against	Abstentions
11,348,677	10	55

2.	To approve an amendment to the Company’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from November 20, 2020 to December 31, 2020 (the “Trust Amendment”).

Votes For	Votes Against	Abstentions
11,348,677	10	55

Item 7.01 Regulation FD Disclosure.

Supplemental Disclosures to Information Statement

On October 30, 2020, the Company filed with the United States Securities and Exchange Commission (“SEC”) a definitive information statement on Schedule 14C (the “Information Statement”) relating to the previously announced business combination (the “Business Combination”) with Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”), pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx and Shareholder Representative Services LLC.

The Company has elected to provide the supplemental information set forth below (the “Supplemental Disclosure”). The Company does not believe that the Supplemental Disclosure is material to the terms of the Business Combination or to the decision the Company’s stockholders made to approve the Business Combination via Stockholders’ Written Consent executed and delivered to the Company on September 18, 2020.

The following supplemental information should be read in conjunction with the Information Statement. All terms used below have the meanings set forth in the Information Statement. Underlined text shows text being added to a referenced disclosure in the Information Statement.

The disclosure under the heading “Approval No. 1 – The Business Combination Approval” is hereby supplemented by adding the underlined disclosure in the section titled “The Legacy Board of Directors’ Reasons for the Business Combination” on page 74 of the Information Statement:

Terms of the Business Combination Agreement. The Board considered the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the terms of the Closing Share Consideration, consisting of 26,000,000 shares of Legacy Class A Common Stock valued at $10.00 per share, which the Board believed presented an attractive valuation. With respect to the valuation, the Board considered, among other matters, the proposed transaction structure, projected costs of Onyx as a public company, use of proceeds, Onyx’s capital requirements and liquidity profile, as well as Legacy’s outstanding warrants and its proposed warrant exchange in developing a valuation for Onyx. The Board took into account the fact that a substantial portion of the Founder Shares and all of its private placement warrants would be forfeited. On September 3, 2020, the Board considered the financial information included in the August 2020 test-the-waters presentation prepared with the assistance of Wells Fargo, a version of which was updated in immaterial respects and filed in a Current Report on Form 8-K on September 21, 2020. The presentation included a comparison of Onyx’s three year estimated revenue growth of 27.2%, enterprise value to 2021 estimated revenue of 0.7x and enterprise value to 2021 estimated adjusted EBITDA margins of 13.9x to certain peer companies, notably CarParts.com (which had respective metrics of 22.8%, 1.2x and 26.0x, based on a pro forma enterprise value from an August 14, 2020 issuance of 4,900,000 shares). From a valuation perspective, the Board considered the multiple of Onyx’s net revenue, gross profit, and adjusted EBITDA compared to the multiples of those peer companies, including CarParts.com. Details regarding these factors are included in the “Background of the Business Combination” section of the Information Statement. The Board also took into account certain prospective unaudited estimated financial information provided to it by Onyx’s management. This information is included in the “Unaudited Prospective Financial Information” section of the Information Statement.

Press Release related to Extension Special Meeting

Furnished as Exhibit 99.1 hereto is a press release (the “Press Release”), dated November 17, 2020, issued by Legacy announcing that the stockholders of the Company approved the Charter Amendment and the Trust Amendment. In the Press Release, Legacy further announced that it will only implement the Extension (and effect the Charter Amendment and the Trust Amendment) if Legacy’s management does not believe that Legacy will be able to consummate the Business Combination by the current deadline of November 20, 2020.

In connection with the Extension, Legacy’s stockholders elected to redeem 37,291 shares of Class A common stock, issued in the Company’s initial public offering (the “public shares”). As a result, an aggregate of approximately $387,200 (or approximately $10.38 per share) will be removed from the Company’s trust account to pay such stockholders. Following such redemptions, approximately 6,085,408 public shares will remain issued and outstanding.

As was previously indicated in the definitive proxy statement filed with the SEC on November 4, 2020, in connection with the Extension, Legacy intends to make a cash contribution (the “Contribution”) to the trust account in an amount equal to $0.03 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment only if the Extension is effected and the Business Combination is not consummated by November 20, 2020. The Contribution (if any) will not accrue interest and the aggregate amount of the Contribution will be calculated and paid in full at the closing of the Business Combination from the proceeds of the Business Combination.

On November 4, 2020, Legacy filed a definitive consent solicitation statement with the SEC in connection with the amendments (the “Warrant Amendments”) to the Warrant Agreement, dated as of November 16, 2017, between Legacy and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”). Legacy must receive consents signed by the holders of at least 65% of the outstanding public warrants in order to approve the Warrant Amendments. As of November 13, 2020, holders of 67.14% of the outstanding public warrants have consented to the Warrant Amendments.

Legacy and Onyx believe that all of the conditions to closing under the Business Combination Agreement have been met or will be met (other than those conditions which by their nature are satisfied simultaneously with closing), and Legacy anticipates that the closing of the Business Combination will occur, on or before November 20, 2020. Legacy management, therefore, believes that the closing of the Business Combination is capable of being consummated substantially contemporaneously with the expiration of the tender offer at 12:01 a.m. Eastern on November 19, 2020 (or within three business days thereafter).

The information in this Item 7.01 incorporated by reference hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the New York Stock Exchange (“NYSE”). At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A common stock on the NYSE (or such other nationally recognized stock exchange on which shares of the post-acquisition company’s Class A common stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the tender offer by the holders of Legacy’s Class A common stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Definitive Information Statement on Schedule 14C and the Schedule TO that were filed with the SEC in connection with the Business Combination. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information about the Consent Solicitation Statement

In connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy filed a definitive consent solicitation statement with the SEC on November 4, 2020 (the “Warrant Consent Solicitation”). Legacy’s security holders and other interested persons are advised to read the Warrant Consent Solicitation and any respective amendments thereto and other relevant materials to be filed in connection with the Warrant Amendments with the SEC, including documents incorporated by reference therein, as these materials contain and will contain important information about the Warrant Amendments. The Warrant Consent Solicitation and other relevant materials for the Warrant Amendments were mailed to warrant holders of Legacy as of September 30, 2020. Warrant holders are also able to obtain copies of the Warrant Consent Solicitation, as well as other documents filed with the SEC incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Warrant Consent Solicitation, and in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2019, each of which were filed with the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or in accordance with an exemption from registration therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated November 17, 2020.
104	Cover page Interactive Data File (embedded within the inline XBRL document)

*	Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

November 17, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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